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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (Date of earliest event reported): NOVEMBER 21, 1997



                            CAMCO INTERNATIONAL INC.
               (Exact name of registrant as specified in charter)



        DELAWARE                   1-10718                    13-3517570
(State of Incorporation)     (Commission File No.)          (I.R.S. Employer
                                                          Identification No.)


      7030 ARDMORE
     HOUSTON, TEXAS                                               77054
 (Address of Principal                                          (Zip Code)
   Executive Offices)


      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (713) 747-4000



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                        Exhibit Index Appears on Page 4
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ITEM 5.  OTHER EVENTS.

         On October 21, 1997, the Board of Directors of Camco International Inc., a Delaware corporation (the "Company"), approved an amendment to the Company's Rights Agreement dated as of December 15, 1994 (the "Rights Agreement"), between the Company and First Chicago Trust Company of New York, as Rights Agent, to increase the Purchase Price defined in Section 7(b) of the Rights Agreement for each Common Share purchasable upon the exercise of a Right from $65.00 to $250.00, subject to adjustment.

         A copy of the press release announcing the amendment of the Rights Agreement is filed as Exhibit 99.1 and is hereby incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
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

         (c)     Exhibits.

         4.1     -   Rights Agreement dated as of December 15, 1994, between the Company and First Chicago Trust Company of New York, as Rights Agent, which includes as exhibits, the form of Right Certificate and the
                     Summary of Rights to Purchase Common Shares (incorporated by reference to Exhibit No. 1 to the
                     Company's Registration Statement on Form 8-A dated December 19, 1994).

         4.2     -   First Amendment to Rights Agreement dated as of October 21, 1997, between the Company and First
                     Chicago Trust Company of New York, as Rights Agent.

        99.1     -   Press Release of the Company dated October 21, 1997, announcing the amendment of the Rights
                     Agreement.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         CAMCO INTERNATIONAL INC.




Dated: November 21, 1997                       /s/ RONALD R. RANDALL
                                         -----------------------------------
                                                   Ronald R. Randall
                                         Vice President, General Counsel and
                                                       Secretary





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                               INDEX TO EXHIBITS


        Number                            Exhibit

          4.1      Rights Agreement dated as of December 15, 1994, between the Company and
                   First Chicago Trust Company of New York, as Rights Agent, which includes as exhibits, the form of Right Certificate and the Summary of Rights to
                   Purchase Common Shares (incorporated by reference to Exhibit No. 1 to the
                   Company's Registration Statement on Form 8-A dated December 19, 1994).

          4.2      First Amendment to Rights Agreement dated as of October 21, 1997, between the Company and First Chicago Trust Company of New York, as Rights Agent.

         99.1      Press Release of the Company dated October 21, 1997, announcing the amendment of the Rights Agreement.



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